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                                                            EXHIBIT 10.8(g)
                                                            AMENDMENT NO. 3
                                                            TO STANDSTILL LETTER

THIS AGREEMENT is made the 19th day of September 2000

BETWEEN:

(1) TELEMONDE, INC. (a Delaware Corporation); TELEMONDE NETWORKS LIMITED (registered in England and Wales with no: 3714188); and TELEMONDE INTERNATIONAL BANDWIDTH LIMITED (registered in the British Virgin Islands with no: 303706); and

(2) MCI WORLDCOM GLOBAL NETWORKS U.S., INC (a Delaware Corporation), and MCI WORLDCOM GLOBAL NETWORKS LIMITED (formerly MFS Cable Co (Bermuda) Limited) (registered in Bermuda with no: 22409).

WHEREAS:

(A) The Telemonde Companies and MCI WorldCom entered into a standstill letter dated 31 December 1999 as varied pursuant to agreements made as of 11 May 2000 and 25 July 2000 between the Telemonde Companies and MCI WorldCom (the "Standstill Letter").

(B) The Telemonde Companies and MCI WorldCom wish to vary the terms of the Standstill Letter as set out in this Agreement.

THIS AGREEMENT WITNESSETHS AS FOLLOWS:

1.   Definitions

     Save as otherwise provided herein or where the context otherwise requires, defined terms and expressions used in this Agreement shall have the meanings ascribed to them in the Standstill Letter.

2.   Variation

     This Agreement shall be deemed to amend and shall form part of the Standstill Letter. Where inconsistent with the provisions of the Standstill Letter, the terms set out herein shall prevail. Save to the extent amended by this Agreement, and save as expressly provided herein, the Standstill Letter shall remain in full force and effect.

3.   Paragraph 4 of the Standstill Letter (Commencement and Further Obligations)

     3.1 In paragraph 4.9 the reference to the "Debt" shall be deleted and the term "Total Debt" substituted therefor.

     3.2  The following shall be added as sub-paragraph 4.11 to the Standstill
          Letter:
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          4.11 (a) Subject to paragraph 4.11(b) MCI WorldCom hereby agrees to enter into a binding agreement (to be on terms reasonably acceptable to TIBL and MCI WorldCom) (the "Capacity Swap Agreement") to permit TIBL to swap for the capacity on the Gemini telecommunications network purchased by it under the Capacity Agreements, capacity across MCI WorldCom's Ulysses telecommunications network pursuant to the terms of the Capacity Swap Agreement on the basis of capacity being made available on the said Ulysses telecommunications network at an attributable value of US$900,000 per STM-1.

          4.11 (b) The obligation of MCI WorldCom to enter into the Capacity Swap Agreement is conditional in all respects upon (i) the first Instalment having been received by the Security Agent on or before 29 September 2000 and (ii) the Standstill Period having not come to an end.

          4.11 (c) For the avoidance of doubt, MCI WorldCom and TIBL hereby agree that the Letter headed "Capacity Swap Letter" dated 31 December 1999 between the aforesaid parties shall be superseded by the terms of the Standstill Letter.


4.   Paragraph 8 of the Standstill Letter (Payment of Debt)

     4.1 Sub-paragraph 8.2 of the Standstill Letter shall be deleted and the following substituted therefor:

         8.2.1 The sums paid to the Security Agreement pursuant to paragraphs 8.1, 8.3 and 16 shall be applied pari passu pro rata to the First Capacity Debt and the Second Capacity Debt.

         8.2.2 The sums paid to the Security Agreement pursuant to paragraphs
               8.3 and 16 shall be applied in reduction of the Instalments in inverse order of maturity.

     4.2 The following sub-paragraph shall be added as sub-paragraph 8.2.3 to the Standstill Letter:

         8.2.3 Subject to paragraph 10, in the event that Telemonde fails to pay to MCI WorldCom:

               (a) the first Instalment required to be made in respect of the Non-Equity Debt in accordance with the Fifteenth Schedule, there shall be added to the Non-Equity Debt, which shall become immediately
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                    due and payable, the First Service Fee which shall also
                    become immediately due and payable;

               (b) the final Instalment required to be made in respect of the Non-Equity Debt in accordance with the Fifteenth Schedule (having paid the first Instalment required to be made in respect of the Non-Equity Debt in accordance with the Fifteenth Schedule) there shall be added to the remaining balance of the Non-Equity Debt, which shall become immediately due and payable, the Total Service Fee which shall also become immediately due and payable;

               (c) the balance of the Non-Equity Debt and the First Service Fee (notwithstanding the provisions of, inter alia, paragraphs 8.2.3(a) and 10.2.2) before 31 December 2000, there shall be added to the remaining balance of the Non-Equity Debt and the First Service Fee, the Second Service Fee, which shall become immediately due and payable.

     4.3 In paragraph 8.3, the reference to the "Non-Equity Debt" shall be deleted and the term "Total Debt" substituted therefor.

5.   Paragraph 10 of the Standstill Letter (Survival of Terms after Standstill)

     5.1 Sub-paragraph 10.2.2 of the Standstill Letter shall be deleted and the following substituted therefor:-

         10.2.2 For the avoidance of doubt, it is agreed that upon the cessation of the Standstill Period, the agreement of MCI WorldCom to accept payment of the Debt in accordance with the provisions of this Letter shall not apply and the Debt (if it has not been fully repaid) shall be immediately due and payable to MCI WorldCom by TIBL pursuant to the terms of the Capacity Agreements and be recoverable from Telemonde and the Telemonde Guarantee Companies pursuant to the terms of the Guarantees and the TIBL Security.

     5.2 The following sub-paragraph shall be added as sub-paragraph 10.2.3 to the Standstill Letter:-

         10.2.3 Notwithstanding the cessation of the Standstill Period prior to:

                (a) 29 September 2000, the First Service Fee shall not be
                    payable until 29 September;

                (b) 31 December 2000, the Service Fee shall not be payable until
                    31 December 2000;
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                whereupon the aforesaid First Service Fee and/or the Service Fee shall be recoverable from Telemonde and the Telemonde Guarantee Companies pursuant to the terms of the Guarantees and the TIBL Security.

6.   First Schedule to the Standstill Letter

     The following defined terms shall be included in the First Schedule:

     6.1.1 "First Service Fee" means the sum of US$1m.

     6.1.2 "Instalment" means each payment required to be made in respect of the Non-Equity Debt in accordance with the Fifteenth Schedule.

     6.1.3 "LIBOR" means the arithmetic mean of the offered rates of leading banks for London Interbank deposits expressed at a rate per annum, for deposits in US Dollars for six months as displayed on the LIBOR page at the Reuters Monitor Money Rate service at or about 11.00am on the date on which the LIBOR Rate is to be determined.

     6.1.4 "Second Service Fee" means the sum of US$1,910,917.00.

     6.1.5 "Service Fee" means the Second Service Fee or the Total Service Fee whichever is applicable.

     6.1.6 "Total Debt" means the Non-Equity Debt plus the First Service Fee and/or the Second Service Fee or the Total Service Fee (if any).

     6.1.7 "Total Service Fee" means the sum of US$2,910,917.00 representing a sum calculated at the rate of 3% above the LIBOR Rate on the unpaid balance of the Non-Equity Debt calculated from 30 June 1999 until 30 September 2000.

     6.2 The defined term "First Capacity Debt" in the First Schedule shall be deleted and the following substituted therefor:

           "First Capacity Debt" means the sum of US$19.8 million plus annual charges of US$1,050,000 owed by TIBL to MCI WorldCom pursuant to the terms of the First Capacity Agreement.

     6.3 The defined term "Second Capacity Debt" in the First Schedule shall be deleted and the following substituted therefor:

           "Second Capacity Debt" means the sum of US$6.5 million plus annual charges of US$176,438.32 owed by TIBL to MCI WorldCom pursuant to the terms of the Second Capacity Agreement.
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7.   Fifteenth Schedule to the Standstill Letter

     The repayment terms of the Fifteenth Schedule shall be deleted and the following substituted therefor:

                       REPAYMENT TERMS - NON-EQUITY DEBT

     29 September 2000       US$2 million.

     30 November 2000        US$2 million.

     31 December 2000        The balance of the Non-Equity Debt.

8.   Representations and warranties

     Each Telemonde Company hereby repeats the representations and warranties set out in clauses 7 and 9 of the Standstill Letter and confirms that the same are true speaking from the date of this Agreement.

9.   Incorporation of clauses

     Clauses 11, 12 and 13 of the Standstill Letter shall apply to this Agreement mutatis mutandis as if set out herein seriatim.
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IN WITNESS the hands of the parties hereto the day and year first above written.



Signed by                       ) /s/ Adam Bishop
Director, duly authorised       )
on behalf of Telemonde Inc      )



Signed by                       ) /s/ Adam Bishop
Director, duly authorised       )
on behalf of Telemonde          )
Networks Limited                )



Signed by                       ) /s/ S. Williams
Director, duly authorised       )
on behalf of Telemonde          )
International Bandwidth         )
Limited                         )



Signed by                       ) /s/ David Myers
Director, duly authorised       )
on behalf of MCI WorldCom       )
Global Networks U.S. Inc        )



Signed by                       ) /s/ David Myers
Director, duly authorised       )
on behalf of MCI WorldCom       )
Global Networks Limited         )